Exhibit 99.1
Cipher Mining Provides Third Quarter 2024 Business Update
Completed acquisition of Barber Lake data center site, which includes 250 acres of land in West Texas, a newly constructed high-to-mid voltage substation, approvals for 300 MW, and agreements necessary to participate in the ERCOT market

Completed acquisition of Reveille data center site, which includes approvals for 70 MW and potential to expand to 200 MW, with energization targeted for 2027

Signed option agreements to purchase or lease three sites in Texas with targeted power capacity of 500 MW each, suitable for HPC or bitcoin mining
Third Quarter 2024 Net Loss of $87m, and Adjusted Loss of $3m

NEW YORK—October 31, 2024—Cipher Mining Inc. (NASDAQ: CIFR) (“Cipher” or the “Company”) today announced results for its third quarter ended September 30, 2024, with an update on its operations and business strategy.

“We had a very busy third quarter, especially on the corporate and business development side,” said Tyler Page, CEO. “We were delighted to close our acquisition of the Barber Lake site, which has 300 MW immediately available for energization, and more recently, we also closed on our acquisition of the Reveille site, which is approved for 70 MW and has potential to scale to 200 MW. Looking to the future, we also created a pathway to become one of the largest data center developers in the world by finalizing the purchase of options to acquire three new sites with a total cumulative power capacity of up to 1.5 GW. Cipher’s active portfolio and options for development now total 2.5 GW across 10 sites.”

“We have made great progress in our discussions with hyperscalers in recent weeks as we seek our first HPC tenants while also continuing to build-out our bitcoin operations with the upgrade of our miner fleet at Odessa. Our operations and construction teams have extensive experience building tier 3 data centers, and we look forward to leveraging their broad skill sets as we expand our scope to bring on our first HPC tenants in the future.”

“Despite the headwind of record low hashprices for the bitcoin mining industry in the third quarter, our team delivered another set of solid results. The value of our Odessa power purchase agreement took a significant markdown given the passage of time and the drop in forward market prices for electricity, which contributed to the headline net loss this quarter. On an adjusted basis, our adjusted loss was nearly flat quarter-over-quarter, which we see as a testament to our low-cost unit economics given the known challenges presented to the entire industry in the first full quarter after the bitcoin halving. With our fleet upgrade at Odessa in the fourth quarter, we will be powering an extremely efficient fleet of rigs with industry-low costs for electricity, so we should be well-positioned for brighter bitcoin mining conditions going forward,” said Mr. Page.

Finance and Operations Highlights

•Completed acquisition of 300 MW Barber Lake data center site
•Completed acquisition of 70 MW Reveille data center site, which may be expanded to 200 MW and is well-suited for both HPC or bitcoin mining data centers
•Signed options to acquire up to 1.5 GW of new sites in Texas that are also suitable for both HPC or bitcoin mining data centers
•Upgrade of Odessa site bringing total self-mining hashrate to ~13.5 EH/s remains on track for Q4 2024
•Construction of the 300 MW data center at Black Pearl progressing well, with expected energization in Q2 2025

•Q3 2024 net loss of $87 million, or $0.26 per diluted share, and adjusted loss of $3 million, or $0.01 per diluted share

Business Update Call and Webcast
The live webcast and a webcast replay of the conference call can be accessed from the investor relations section of Cipher’s website at https://investors.ciphermining.com. To access this conference call by telephone, register here to receive dial-in numbers and a unique PIN to join the call.
About Cipher
Cipher is focused on the development and operation of industrial-scale data centers for bitcoin mining and HPC hosting. Cipher aims to be a market leader in innovation, including in bitcoin mining growth, data center construction and as a hosting partner to the world's largest HPC companies. To learn more about Cipher, please visit https://www.ciphermining.com/.
Forward Looking Statements
This press release contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, such as, statements about our beliefs and expectations regarding our future results of operations and financial position, planned business model and strategy, timing and likelihood of success, capacity, functionality and timing of operation of data centers, expectations regarding the operations of data centers, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).
These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and our management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts we may make to modify aspects of our business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”), as any such factors may be updated from time to time in the Company’s other filings with the SEC, including without limitation, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.
Non-GAAP Financial Measures

This press release includes supplemental financial measures, including Adjusted Earnings (Loss) and Adjusted Earnings (Loss) per share - diluted, in each case , which exclude the impact of (i) the non-cash change in fair value of derivative asset, (ii) share-based compensation expense, (iii) depreciation and amortization, (iv) deferred income tax expense, (v) nonrecurring gains and losses and (vi) the non-cash change in fair value of warrant liability. These supplemental financial measures are not a measurement of financial performance under accounting principles generally accepted in the United Stated (“GAAP”) and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate our business performance and to help make operating decisions. We believe the use of these non-GAAP financial measures can also facilitate comparison of our operating results to those of our competitors.
Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from the non-GAAP financial measures, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers and directors. Similarly, we expect that depreciation and amortization will continue to be an expense over the term of the useful life of the related assets. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our financial statements prepared in accordance with GAAP. We rely primarily on such financial statements to understand, manage and evaluate our business performance and use the non-GAAP financial measures only supplementally.

Contacts:
Investor Contact:
Josh Kane
Head of Investor Relations at Cipher Mining
josh.kane@ciphermining.com
Media Contact:
Ryan Dicovitsky / Kendal Till
Dukas Linden Public Relations
CipherMining@DLPR.com

CIPHER MINING INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except for share and per share amounts)
(unaudited)

	September 30, 2024	December 31, 2023
ASSETS
Current assets
Cash and cash equivalents	$25,342	$86,105
Accounts receivable	226	622
Receivables, related party	59	245
Prepaid expenses and other current assets	3,488	3,670
Bitcoin	95,459	32,978
Derivative asset	27,185	31,878
Total current assets	151,759	155,498
Restricted cash	14,392	-
Property and equipment, net	310,699	243,815
Deposits on equipment	144,573	30,812
Intangible assets, net	25,742	8,109
Investment in equity investees	54,973	35,258
Derivative asset	47,225	61,713
Operating lease right-of-use asset	10,564	7,077
Security deposits	15,301	23,855
Other noncurrent assets	210	-
Total assets	$775,438	$566,137
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$13,154	$4,980
Accounts payable, related party	-	1,554
Accrued expenses and other current liabilities	40,764	22,439
Finance lease liability, current portion	3,695	3,404
Operating lease liability, current portion	1,479	1,166
Warrant liability	-	250
Total current liabilities	59,092	33,793
Asset retirement obligation	19,810	18,394
Finance lease liability	8,319	11,128
Operating lease liability	9,662	6,280
Deferred tax liability	6,564	5,206
Total liabilities	103,447	74,801
Commitments and contingencies (Note 13)
Stockholders’ equity
Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of September 30, 2024, and December 31, 2023	-	-
Common stock, $0.001 par value, 500,000,000 shares authorized, 355,771,238 and 296,276,536 shares issued as of September 30, 2024 and December 31, 2023, respectively, and 347,800,186 and 290,957,862 shares outstanding as of September 30, 2024, and December 31, 2023, respectively	356	296
Additional paid-in capital	870,565	627,822
Accumulated deficit	(198,922)	(136,777)
Treasury stock, at par, 7,971,052 and 5,318,674 shares at September 30, 2024 and December 31, 2023, respectively	(8)	(5)
Total stockholders’ equity	671,991	491,336
Total liabilities and stockholders’ equity	$775,438	$566,137

CIPHER MINING INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for share and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue - bitcoin mining	$24,102	$30,304	$109,047	$83,423
Costs and operating expenses (income)
Cost of revenue	15,063	13,008	44,164	37,017
Compensation and benefits	14,738	17,071	44,058	41,676
General and administrative	8,919	6,827	23,362	20,977
Depreciation and amortization	28,636	16,217	66,131	42,284
Change in fair value of derivative asset	48,520	(4,744)	19,181	(13,294)
Power sales	(1,444)	(2,720)	(3,726)	(8,469)
Equity in (income) losses of equity investees	(847)	1,998	(1,008)	4,179
Losses (gains) on fair value of bitcoin	1,911	1,848	(22,336)	(3,276)
Other gains	-	(95)	-	(2,355)
Total costs and operating expenses	115,496	49,410	169,826	118,739
Operating loss	(91,394)	(19,106)	(60,779)	(35,316)
Other income (expense)
Interest income	1,188	11	3,027	112
Interest expense	(346)	(627)	(1,118)	(1,513)
Change in fair value of warrant liability	-	10	250	(49)
Other expense	(4)	(6)	(1,235)	(18)
Total other income (expense)	838	(612)	924	(1,468)
Loss before taxes	(90,556)	(19,718)	(59,855)	(36,784)
Current income tax expense	(211)	(95)	(932)	(143)
Deferred income tax benefit (expense)	4,013	1,192	(1,358)	555
Total income tax benefit (expense)	3,802	1,097	(2,290)	412
Net loss	$(86,754)	$(18,621)	$(62,145)	$(36,372)
Loss per share - basic and diluted	$(0.26)	$(0.07)	$(0.20)	$(0.15)
Weighted average shares outstanding - basic	332,680,037	251,789,350	314,820,110	249,858,033
Weighted average shares outstanding - diluted	332,680,037	251,789,350	314,820,110	249,858,033

CIPHER MINING INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities
Net loss	$(62,145)	$(36,372)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	65,661	42,284
Amortization of intangible assets	470	-
Amortization of operating right-of-use asset	888	688
Share-based compensation	31,865	28,687
Equity in losses (gains) of equity investees	(1,008)	4,179
Non-cash lease expense	429	1,477
Other	(1,235)	-
Deferred income taxes	1,358	(555)
Bitcoin received as payment for services	(109,443)	(83,161)
Change in fair value of derivative asset	19,181	(13,294)
Change in fair value of warrant liability	(250)	49
Gains on fair value of bitcoin	(22,336)	(3,276)
Changes in assets and liabilities:
Accounts receivable	396	(262)
Receivables, related party	186	(958)
Prepaid expenses and other current assets	182	3,238
Security deposits	16,851	144
Other non-current assets	(210)	-
Accounts payable	565	2,366
Accounts payable, related party	-	(1,529)
Accrued expenses and other current liabilities	62	10,732
Lease liabilities	-	(762)
Net cash used in operating activities	(58,533)	(46,325)
Cash flows from investing activities
Proceeds from sale of bitcoin	79,786	78,729
Deposits on equipment	(135,263)	(4,533)
Purchases of property and equipment	(92,373)	(32,980)
Purchases and development of software	(1,059)	-
Purchase of strategic contracts	(17,044)	-
Capital distributions from equity investees	-	3,807
Investment in equity investees	(29,194)	(3,545)
Prepayments on financing lease	-	(3,676)
Net cash (used in) provided by investing activities	(195,147)	37,802
Cash flows from financing activities
Proceeds from the issuance of common stock	225,181	11,644
Offering costs paid for the issuance of common stock	(3,487)	(298)
Repurchase of common shares to pay employee withholding taxes	(10,760)	(3,224)
Principal payments on financing lease	(3,625)	(8,184)
Net cash provided by (used in) financing activities	207,309	(62)
Net decrease in cash, cash equivalents, and restricted cash	(46,371)	(8,585)
Cash, cash equivalents, and restricted cash, beginning of the period	86,105	11,927
Cash and cash equivalents, and restricted cash, end of the period	$39,734	$3,342

	Nine Months Ended September 30,
	2024	2023
Supplemental disclosure of noncash investing and financing activities
Reclassification of deposits on equipment to property and equipment	$21,502	$74,186
Property and equipment purchases in accounts payable and accrued expenses	$17,422	$-
Bitcoin received from equity investees	$10,487	$317
Settlement of related party payable related to master services and supply agreement	$1,554	$-
Right-of-use asset obtained in exchange for finance lease liability	$4,375	$14,212
Sales tax accrual on machine purchases	$1,388	$1,837
Equity method investment acquired for non-cash consideration	$-	$1,926
Finance lease cost in accrued expenses	$-	$2,060

The following table provides a reconciliation of Cash and cash equivalents together with Restricted cash as reported within the Condensed Consolidated Balance Sheets to the sum of the same such amounts shown in the Condensed Consolidated Statements of Cash Flows.

	Nine Months Ended September 30,
	2024	2023
Cash and cash equivalents	$25,342	$3,342
Restricted cash	$14,392	$-
Total cash, cash equivalents, and restricted cash shown in the statement of cash flows	$39,734	$3,342

Non-GAAP Financial Measures
The following are reconciliations of our Adjusted Earnings (Loss) and Adjusted Earnings (Loss) per share - diluted, in each case excluding the impact of (i) the non-cash change in fair value of derivative asset, (ii) share-based compensation expense, (iii) depreciation and amortization, (iv) deferred income tax expense, (v) nonrecurring gains and losses and (vi) the non-cash change in fair value of warrant liability, to the most directly comparable GAAP measures for the periods indicated (in thousands, except for per share amounts):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Reconciliation of Adjusted Earnings:
Net loss	$(86,754)	$(18,621)	$(62,145)	$(36,372)
Change in fair value of derivative asset	48,520	(4,744)	19,181	(13,294)
Share-based compensation expense	10,211	10,699	31,865	17,988
Depreciation and amortization	28,636	16,217	66,131	42,284
Deferred income tax expense	(4,013)	(1,192)	1,358	(555)
Other gains - nonrecurring	-	(95)	-	(2,355)
Change in fair value of warrant liability	-	(10)	(250)	49
Adjusted (loss) earnings	$(3,400)	$2,254	$56,140	$7,745

Reconciliation of Adjusted Earnings per share - diluted:
Net loss per share - diluted	$(0.26)	$(0.07)	$(0.20)	$(0.15)
Change in fair value of derivative asset per diluted share	0.14	(0.02)	0.07	(0.05)
Share-based compensation expense per diluted share	0.03	0.04	0.10	0.07
Depreciation and amortization per diluted share	0.09	0.06	0.21	0.17
Deferred income tax expense per diluted share	(0.01)	—	—	—
Other gains - nonrecurring per diluted share	—	—	—	(0.01)
Change in fair value of warrant liability per diluted share	—	—	—	—
Adjusted (loss) earnings per diluted share	$(0.01)	$0.01	$0.18	$0.03